UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2007

BSML, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11064

Utah	87-0410364
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

460 North Wiget Lane
Walnut Creek, CA 94598
(Address of principal executive offices, including zip code)

925-941-6260
(Registrant’s telephone number, including area code)

BRITESMILE, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Financial Officer

        Effective December 19, 2007, Rich DeYoung resigned as the Chief Financial Officer of BSML, Inc. (the "Company"). As of the date of this Report, the Company had not yet hired a new Chief Financial Officer.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSML, INC.

Date: December 31, 2007	By:	/s/ Andrew Rudnick
Andrew Rudnick
Chief Executive Officer